                                                                   Exhibit 10.13


                             EROL'S INTERNET, INC.

                     NON-QUALIFIED STOCK OPTION AGREEMENT


          THIS AGREEMENT is entered into December 28, 1996, by and among EROL'S INTERNET, INC., a Delaware corporation, (the "Company"), EROL ONARAN (the
                                              -------
"Majority Shareholder"),and DENNIS J. SPINA (the "Holder").
 --------------------                             ------

          WHEREAS, pursuant to the Employment Agreement of even date herewith (the "Employment Agreement") and attached hereto as Exhibit B, the Holder has
      --------------------
agreed to become the Chief Executive Officer and President of the Company; and

          WHEREAS, pursuant to the Employment Agreement the Company has agreed to grant to the Holder, in partial consideration for his agreement to enter into the Employment Agreement and the Employee Proprietary Information and Inventions Agreement (the "Proprietary Rights Agreement"), the right to purchase 775,000
                ----------------------------
shares of voting common stock of the Company, par value one mil ($.001) per share (the "Shares").
            ------

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Recitals. The foregoing recitals are hereby made a part of this
               --------
Agreement.

          2.   Grant. The Company hereby grants to the Holder, subject to
               -----
the terms and conditions of this Option, the right (the "Purchase Rights") to
                                                         ---------------
purchase from the Company in accordance with Section 2 hereof, up to Seven Hundred Seventy-Five Thousand (775,000) Shares, as such Shares may be adjusted in accordance with Section 7 hereof, at a per share price of Fifty Cents ($0.50) (the "Exercise Price") (the "Options").
      --------------         -------

          3.   Option Vesting.
               --------------

               (a) Subject to the termination provisions of this Section 3(a), Options shall vest as follows. Options to acquire Shares shall vest in two (2) equal installments of Two Hundred Fifty-Eight Thousand, Three Hundred Thirty-Three (258,333) on the thirteenth day of August, 1997, and August, 1998, and a third annual installment of Two Hundred Fifty-Eight Thousand, Three Hundred Thirty-Four (258,334) on the thirteenth day of August, 1999; or, if earlier, all non-vested Options shall vest (i) upon the occurrence of a Change in Control (as defined herein) or (ii) upon the termination of the Holder's employment with the Company either by the Company for any reason other than for "cause," as defined herein or by the Holder by resignation with "good reason," as defined herein. If the Holder's employment is terminated (i) by the
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Company for "cause," (ii) by the Holder by resignation without "good reason," or
(iii) upon the death or due to the "total disability," as defined herein, of the Holder, then all Options that, as of the effective date of such termination, have not vested shall terminate and be of no further force or effect, and only the Options as vested immediately prior to such event shall be deemed to be exerciseable hereunder. All vested Options shall terminate if not exercised within 180 days after the date of termination of the Holder's employment with the Company for any reason.

          (b) For purposes of this Agreement the term "cause" means: (A) the Holder's failure to perform his employment duties as determined by the Board of Directors of the Company (the "Board") in the exercise of its sole discretion after reasonable notice to the Holder by the Company specifying such failure and providing the Holder with a reasonable opportunity, as determined by the Board in the exercise of its sole discretion, to cure such failure given the context of the circumstances; (B) the Holder's breach of the covenants or agreements contained in the Employment Agreement, the Proprietary Rights Agreement, or of any other material agreement or undertaking of the Holder; (C) the Holder's commission of a felony or any crime involving moral turpitude, fraud or misrepresentation, whether or not related to the business or property of the Company; (D) any act of the Holder against the Company which enriches the Holder in derogation of his duties to the Company; (E) any willful or purposeful act or omission (or any act or omission taken in bad faith) of the Holder having the effect of injuring the business or business relationships of the Company as determined by the Board in the exercise of its sole discretion.

          (c) For purposes of this Agreement, the term "Change in Control" shall mean that subsequent to the effectiveness of a registration statement under the Securities Act of 1933 (the "Securities Act") filed on behalf of the
                                       --------------
Company:

               (1) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes
                                                   ------------
the beneficial owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or

               (2) a change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the Regulation 14A promulgated under the Exchange Act as in effect on the date of this Agreement; or

               (3)  there shall be consummated:

                    (A) any consolidation or merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or

                    (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or a substantial portion, of the assets of the Company; or

               (4) the stockholders of the Company approve a plan or proposal for the complete or partial liquidation, dissolution or divisive reorganization of the Company.

     For purposes of this Section 3(c), the term "person" shall not be deemed to include any officer or director of the Company as of the date hereof or any such person's transferee if such transferee is related to such person by blood or marriage, or is affiliated with or controlled by such person.

          (d) For purposes of this Agreement the term "total disability" ("Total Disability") means total disability as defined in the Company's group
  ----------------
and individual disability plans, if any. If the Company does not have in existence such plans, then Total Disability shall mean:

               (1) The inability to perform the duties required under the Employment Agreement for a continuous period of six (6) months during the Employment Period, as defined in the Employment Agreement, due to "mental incompetence" or "physical disability" as hereinafter defined. The Holder shall be considered to be mentally incompetent and/or physically disabled: (i) if he is under a legal decree of incompetency (the date of such decree being deemed the date on which such mental incompetence occurred for purposes of this Section 3(d)); or (ii) because of a "Medical Determination of Mental and/or Physical Disability." A Medical Determination of Mental and/or Physical Disability shall mean the written determination by: (i) the physician regularly attending the Holder, and (ii) a physician selected by the Company, that because of a medically determinable mental and/or physical disability the Holder is unable to perform each of the material duties of the Holder, and such mental and/or physical disability is determined or reasonably expected to last twelve (12) months or longer after the date of determination, based on medically available information. If the two physicians do not agree, they shall jointly choose a third consulting physician and the written opinion of the majority of these three (3) physicians shall be conclusive as to such mental and/or physical disability and shall be binding on the parties. The date of any written opinion which is conclusive as to the mental and/or physical disability shall be deemed the date on which such mental and/or physical disability commenced for purposes of this Section 3(d), if the written opinion concludes that the Holder is mentally and/or physically disabled. In conjunction with determining mental and/or physical disability for purposes of this Agreement, the Holder consents to any such examinations which are relevant to a determination of whether he is mentally and/or physically disabled, and which is required by any two (2) of the aforesaid physicians, and to furnish such medical information as may be reasonably requested, and to waive any applicable physician patient privilege that may arise because of such examination. All physicians selected hereunder shall be board-certified in the specialty most closely related to the nature of the mental and/or physical disability alleged to exist.

                    (2) For purposes of determining whether the Holder is mentally incompetent or physically disabled for the continuous six (6) month period specified in this Section 3(d), such disability shall be deemed to continue from the date of any legal decree of incompetency, or written opinion which is conclusive as to the mental and/or physical disability, through the date the legal decree expires or is otherwise revoked or removed, or the date on which the mental and/or physical disability has ceased, as the case may be, as set forth in a written opinion prepared by the physicians described in this
Section 3(d) pursuant to the procedures provided herein.

               (e) For purposes of this Agreement the term "resignation for good reason" or "good reason" means the following:

                    (1) the failure of the Company within ten (10) days written notice by the Holder to the Board to make any payment due to the Holder hereunder;

                    (2) without the express written consent of the Holder, any change by the Company in the Holder's function, duties, or responsibilities not generally consistent with those contemplated in Section 2 of the Employment Agreement, which is not rescinded within thirty (30) days after the Holder has given the Board written notice of such change which notice specifies in detail the change;

                    (3) any decrease in the Holder's base salary, life or disability insurance coverage or benefits payable to the Holder or to which he is entitled other than a decrease in benefits which is part of a general decrease in benefits payable to officers and other salaried employees of the Company;

                    (4) any material failure (other than a failure to make payments) by the Company to comply with any of the provisions of the Employment Agreement, which change or failure, as the case may be, continues unremedied for thirty (30) days after Holder has given the Board written notice of such change or failure which notice specifies in detail the change or failure, as the case may be;

                    (5) any failure by the Company to obtain the assumption of the Employment Agreement by any successor or assign of the Company.

     4.   Exercise Period.
          ---------------

               (a) Options may be exercised in whole or in part, at any time or from time to time, from the date upon which they vest until the termination of such options. Except as otherwise provided in this Agreement, to the extent not exercised, any Options which have become exerciseable under Section 3 shall accumulate and be exerciseable by the Holder, in whole or in part, in any subsequent period but not later than ten (10) years from the date such Options are granted. After such date, such Options shall expire automatically and without further action.

               (b) The "Exercise Date" shall mean the date or dates during the Exercise Period on which the Purchase Rights represented by the Option are exercised by the Holder.

          5.   Covenants as to Common Stock. The Company has taken all action
               ----------------------------
necessary and appropriate to properly authorize to the Holder the Shares pursuant to this Option, and to reflect such Option on its books and records. The Company covenants and agrees that the Shares issuable on the exercise of the Options shall, at delivery, be fully paid, validly issued and non-assessable, free from taxes, liens and charges with respect to their purchase. The Company shall at all times reserve and hold available sufficient shares of its Common Stock to satisfy the Options outstanding hereunder.

          6.   Method of Exercise.
               ------------------

               (a) All or any portion of vested Options are exerciseable at the option of the Holder at any time during the Exercise Period, upon the delivery of a notice of exercise, in the form attached as EXHIBIT A, to the Company, with such notice duly executed and upon payment of the Exercise Price for the shares purchased in accordance with this Section. Options shall be deemed to have been exercised, and the Company agrees that the Holder shall be deemed to be a stockholder of record of the Company for the purposes of receiving dividends and for all other purposes whatsoever, as of the date of delivery of such notice accompanied by payment in full of the Exercise Price.

               (b) The Exercise Price may be paid (i) in cash (including certified or cashier's check), (ii) with the consent of the Company, in Shares (including Shares acquired upon exercise of the Option) or a combination of cash and Shares, or (iii) by such other means as the Company may approve. The Fair Market Value, as defined in Section 15, of Shares delivered on exercise of the Option shall be determined as of the Exercise Date.

               (c) The Holder shall also pay to the Company, as a condition to the exercise of all or any portion of the Purchase Rights, all amounts which the Company is required to withhold under federal, state or local law in connection with the exercise of the Option.

               (d) Until the Shares become publicly traded, as a condition to the exercise of all or any portion of the Purchase Rights, the Holder shall be, or shall execute and become, a party to the Stockholders' Agreement attached hereto as EXHIBIT B, unless such agreement has previously terminated.

          7.   Adjustment of Purchase Rights; Registration Rights.
               --------------------------------------------------

               (a) In case prior to the expiration of all of the Options by exercise or by the terms of the Options, the Company shall undertake any reclassification, stock split, reverse stock split, stock dividend or any similar proportionately applied change (collectively, a "Reclassification") of
                                                         ----------------
outstanding shares of Common Stock (other than a change in, of, or from par value), the Holder shall thereafter be entitled, upon exercise of an Option, to purchase the kind and amount of validly issued shares of stock and other securities and property receivable upon such Reclassification by a holder of the number of shares of Common Stock which the Options entitle the Holder to purchase immediately prior to such Reclassification.

               (b) In case prior to the expiration of the Options by exercise or by the terms hereof, the Company shall consolidate or merge with any other entity where the Company is not the surviving entity, or convey all, or substantially all, of its property or assets to, any other entity then, at the Company's sole option (i) it may automatically convert a nominal number of the Options hereunder to the number of validly issued shares of Common Stock of the Company theretofore purchasable upon exercise of the Options; (ii) as a condition precedent to such consolidation, merger, or conveyance, undertake lawful and adequate provision whereby the Holder shall thereafter have the right to receive from the Company or the successor entity, as the case may be, upon the basis and upon the terms and conditions specified in this Option, in lieu of the Shares theretofore purchasable upon the exercise of the Option, such shares of validly issued stock, securities, or assets as may be issued or payable with respect to, or in exchange for, the number of Shares theretofore purchasable upon the exercise of the Option had such consolidation, merger, or conveyance not taken place, and in any such event the rights of the Holder to an adjustment of the number of Shares purchasable upon the exercise of the Option as herein provided, shall continue and be preserved in respect of any stock or securities which the Holder becomes entitled to purchase, or (iii) it may make arrangements with the Holder for the payment of appropriate consideration for the cancellation and surrender of the Option.

               (c) If at any time or from time to time, the Company shall determine to register any of its securities through the filing of a registration statement pursuant to the Securities Act (a "Registration"), then the Holder
                                             ------------
shall enjoy the same rights to include in any such registration any shares of the Company's Common Stock as enjoyed by the Majority Shareholder, and the Company promptly will give the Holder written notice thereof; and include in such registration all Shares held by the Holder as specified in a written request or requests made by the Holder within thirty (30) days after receipt of such written notice from the Company. Notwithstanding the foregoing, if the

Company imposes a limitation on the aggregate number of shares of the Company's Common Stock held by the Majority Shareholder and the Holder that may be included in such registration, then the number of shares of the Company's Common Stock to be included in such registration by the Majority Shareholder and the Holder, respectively, shall be allocated between the Majority Shareholder and the Holder in proportion, as nearly as practicable, to the respective amounts of shares of the Company's Common Stock held by the Holder and the Majority Shareholder at the time filing of such registration statement.

                    (1) The Company shall have the right to terminate or withdraw any Registration initiated by the Company under this Section 7(c) prior to the effectiveness of such registration whether or not the Holder has elected to include any of the Shares in such registration.

               (d) Upon each determination of the number of Shares deliverable upon the exercise of the Option, the number of Shares so deliverable shall be only a round sum obtained by rounding up to the nearest whole number any
                                      --
fractions resulting from the calculation of the number of shares to be delivered. No fractional shares shall be issued upon the exercise of the Option.

          8.   No Transfers. The Holder, by acceptance of the benefits granted
               ------------
hereunder, covenants and agrees not to sell, gift, endorse, assign, transfer, pledge, mortgage, hypothecate, grant a security interest in, lien, encumber or otherwise absolutely or collaterally dispose of, voluntarily or involuntarily (collectively, "Transfer"), this Option or the Shares issuable upon exercise
                --------
hereof, except in strict accordance with the provisions of this Section. The Option shall not, without the express prior written approval of the Company (which may be withheld or granted in its sole discretion), be Transferred by the Holder, and any attempted Transfer shall be void. Any Shares acquired by exercise of this Option may only be Transferred in accordance with the terms of the Stockholders Agreement unless such agreement has been previously terminated.

          9.   Exchange For Other Denominations. If the Company approves a
               --------------------------------
Transfer of this Option pursuant to the provisions of Section 8, then this Option shall be exchangeable for new instruments of like tenor and date representing in the aggregate the right to exercise Shares hereunder in denominations designated by the Holder at the time of surrender.

          10.  Stock Transfer Records. The Option shall be registered on the
               ----------------------
books of the Company, which shall be kept by it at its principal office for that purpose. The Company agrees that while the Option shall remain valid and outstanding, the Company's stock transfer books shall not be closed for any purpose whatsoever except under arrangements which shall insure to the Holder when exercising this Option all rights and privileges which it might have had or received if the stock transfer books had not been closed and it had exercised its Option at any time during which such transfer book shall have been closed.

          11.  Charges, Taxes and Expenses. Issuance of certificates for Shares
               ---------------------------
issuable upon the exercise of the Option or any portion thereof shall be made without charge to the Holder for any issue taxes or any other incidental expenses in respect of the issuance of such certificates to and in the name of the Holder, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder. Certificates will be issued in a name other than that of the Holder upon the request of a Holder and payment by the Holder of any applicable transfer taxes and compliance with all applicable securities laws and the terms of this Option. If required by applicable law, the Company shall have the right to deduct from any payment or compensation made to the Holder any federal, state or local income or other taxes required by such law to be withheld with respect to the issuance of Shares upon exercise of the Option. If required by applicable law, it shall be a condition to the obligation of the Company to deliver Shares upon exercise of the Option that the Holder pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. The Holder may request, in accordance with any applicable regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares of Common Stock subject to the exerciseable Option hereunder. If the Company, in its sole discretion, accepts the Holder's request, the Holder shall exercise such Option, then immediately surrender back to the Company Shares having a "fair market value", as defined herein, equal to the amount of such required or permitted withholding taxes.

          12.  Loss, Theft, Destruction or Mutilation of Option. Upon receipt by
               ------------------------------------------------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Option, if mutilated, the Company will make and deliver a new option of like tenor and date, in lieu of this Option.

          13.  Remedies. The Company acknowledges and agrees that the remedies
               --------
at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Option are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          14.  Compliance with Securities Laws. The Holder acknowledges that the
               -------------------------------
stock issuable upon exercising this Option has not been registered with the Securities and Exchange Commission for public sale and that, until so registered and until all other federal and state laws regulating public sale have been complied with, federal and state securities laws restrict the manner in which such stock may be sold. As a result, such stock may not be readily transferable or convertible into cash. To ensure that the stock issuable upon exercise of this Option by the Holder is not purchased or sold in violation of such securities laws, the Company may impose the following requirements in connection with exercise of this Option:

               (a) The Company may require that the Holder deliver for the benefit of the Company and any successor to the Company at the time of each exercise of this Option and as a condition to exercise of this Option: (i) a written representation and agreement that the shares of stock being acquired upon exercise are being acquired by the Holder solely for investment; (ii) an agreement that the stock will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act of 1933 and applicable state securities laws; (iii) a representation as to the knowledge and experience in financial and business matters of the Holder and its ability to bear the economic risk of its investment; (iv) an agreement to provide prior to any transfer of the stock (or any stock of the Company subsequently acquired as a result of a stock dividend, stock split, merger consolidation, or other similar action), at the Holder's expense, an opinion of counsel acceptable to the Company to the effect that the transfer of such stock will not violate the applicable requirements of the Securities Act of 1933 and applicable state securities laws; and (v) such other representations and agreements which the Company may deem necessary or desirable to ensure compliance with applicable federal and state securities laws.

               (b) The Company may also require that the Holder obtain a "purchaser representative" as that term is defined in applicable federal and state securities laws and/or provide, at Holder's expense, an opinion of counsel acceptable to the Company to the effect that the exercise of this Option will not violate the applicable requirements of the Securities Act of 1933 and applicable state securities laws.

               (c) The stock certificates for any shares of stock issued pursuant to exercise of this Option may bear legends restricting transferability of the shares unless the shares are registered or an exemption from registration is available under the Securities Act of 1933 and applicable state securities laws and unless the transfer complies with the terms of any applicable Stockholder's Agreement. The Company may notify its transfer agent to stop any transfer of the shares not made in compliance with the restrictions.

          15.  Call Rights. Upon the termination of the Holder's employment with
               -----------
the Company with cause, or the resignation of the Holder's employment with the Company (other than as the result of the expiration of the Employment Period, as defined in the Employment Agreement), the Company shall have the option to purchase, and the Holder shall be obligated to sell, the Shares issued upon all previous exercises of the Options. The Company shall be entitled to exercise the rights provided in this Section 15 by providing written notice by certified mail, return receipt requested or delivered by hand with a written receipt to the Holder of its election no later than 120 days after such termination or resignation at the address of the Holder set forth in the stock records of the Company (or if no such address is set forth in such stock records, in the personnel records of the Company). The purchase price of the Shares shall be the Fair Market Value of the

Shares, as defined below, as of the date the Company mails or otherwise delivers such written notice to the Holder. Closing with respect to such purchase by the Company shall occur not later than ten (10) days after the date of such notice at the principal offices of the Company or as the parties may otherwise mutually agree. At such closing the Holder shall deliver the certificate or certificates evidencing such Shares, appropriately endorsed in blank for transfer, and the Company shall deliver in cash the purchase price for such Shares.

          If the Shares are not publicly traded, "Fair Market Value" of a Share shall be the price per share agreed upon between Company and the Holder. If such agreement cannot be reached within thirty (30) days after a written request by one party to the other party that a Fair Market Value be established, the Holder and Company shall each select, within ten (10) days thereafter, one (1) nationally recognized independent investment banking firm to determine the Fair Market Value. If a party fails to select an independent investment banking firm, the investment banking firm selected by the other party shall itself make the determination contemplated herein. If within thirty (30) days after their selection, such firms cannot agree as to the Fair Market Value, within ten (10) days thereafter, they shall mutually select a third nationally recognized independent investment banking firm which shall be engaged to make the determination as to Fair Market Value. Such third (3rd) investment banking firm shall make such determination within thirty (30) days of its engagement. The determination of Fair Market Value under this Agreement shall be final and binding upon the parties. Each party shall bear the fees and expenses of the independent investment banking firm it selects, and the fees and expenses of the third (3rd) independent investment banking firm shall be borne equally by the parties. In determining Fair Market Value of a Share, the independent investment banking firms or firm shall determine the fair market value of all of the Company's common equity, including the common stock and any other classes of common stock. The Fair Market Value of a Share shall be the amount determined by dividing the aggregate fair market value of all of the Company's common equity by the sum of (a) the number of then issued and outstanding shares of all classes of common stock of the Company, and (b) the number of shares of Common Stock which could be purchased upon exercise of all stock options and other stock awards then granted. The independent investment banking firm or firms shall take into account Company's financial leverage and its capital structure and shall consider whatever factors it or they deem relevant, including the price to earnings ratio, the debt to equity ratio, the market value to book value ratio, and the market value to cash flow ratio of the common stock of publicly traded companies in the same industry that are deemed reasonably comparable for this purpose.

          If the Shares are publicly traded, then "Fair Market Value" shall mean the last reported sale price per Share, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Shares are not so listed or admitted to trading or included for quotation, the last quoted price, or if the Shares are not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Shares are not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Shares as selected in good faith by the Company or by such other source or sources as shall be selected in good faith by the Company. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Shares are not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

          16.  Miscellaneous.
               -------------

               (a) In case any provision of this Option shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               (b) This Option and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

               (c) The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

               (d) Any covenants, representations, warranties and agreements made by the parties shall be deemed to have been relied upon by the parties, shall survive the exercise, expiration and other termination of this Option, shall continue until the applicable statute of limitations bars any claim thereon, and shall be effective regardless of any investigation which may have been made at any time by or on behalf of a party.

               (e) This Option shall be binding upon the heirs, personal representatives, and permitted successors and assigns, as the case may be, of the parties hereto.

               (f) This Option is made, is entered into, and is to be performed in, and shall be governed by the laws of the Commonwealth of Virginia, without giving effect to its conflicts of laws provisions, and without regard to its place of execution or its place of performance. The parties irrevocably consent and agree to the exclusive jurisdiction of the Circuit Court for Fairfax County or the United States District Court for the Eastern District of Virginia Each party waives all rights to a trial by jury in any suit, action or proceeding hereunder.

               (g) The Company and the Holder mutually covenant and agree that if any controversy or dispute relating to this Agreement arises between them that cannot be resolved by negotiation, either party may, after providing written notice to the other party, submit such dispute to arbitration in Fairfax County, Virginia in accordance with the rules of the American Arbitration Association then in effect unless the rules of another association are mutually agreeable to the parties. The arbitrator appointed must be an attorney or retired judge who has experience with the principle issues to be arbitrated. Any reward or finding made pursuant to such arbitration shall in all respects be well and fairly kept and observed and may be imposed by judgment of the appropriate court in the Commonwealth of Virginia pursuant to the applicable laws relating thereto. Each party shall bear his or its own costs in connection with the arbitration, except that the cost of the arbitrator shall be borne by the party that the arbitrator, in his sole discretion, determines has not prevailed on a majority of the issues submitted to arbitration.

               (h) This Option shall constitute and contain the entire agreement and understanding of the parties, and shall supersede any and all prior negotiations, correspondence, understandings and agreements between the parties respecting the subject matter hereof.

               (i) The provisions of Section 15 hereof shall survive the exercise of all or any portion of the Option hereunder and the expiration of the exercise period pursuant to Section 2 hereof or other termination of this Agreement.

          IN WITNESS WHEREOF, the Company has duly executed and delivered the Option as of the twelfth day of August, 1996.

ATTEST/WITNESS:                         EROL'S INTERNET, INC.



/s/ Margaret A. Chittal                 By: /s/ Erol Onaran
-----------------------                    -------------------------


/s/ Margaret A. Chittal                 /s/ Dennis J. Spina
-----------------------                 ----------------------------
                                                 Dennis J. Spina


/s/ Margaret A. Chittal                 /s/ Erol Onaran
-----------------------                 ----------------------------
                                                 Erol Onaran

                                   Exhibit A
                                   ---------

          EXERCISE OF OPTION TO PURCHASE PURSUANT TO ATTACHED OPTION



                                                                _________, 19__


To Erol's Internet, Inc.

          The undersigned, the Holder of record of the attached Option granted by Erol's Internet, Inc., a Delaware corporation (the "Company") of shares of
                                                       -------
Common Stock, hereby exercises the attached Option, upon the terms set forth in such Option, to purchase ______ shares of Common Stock of the Company, and hereby makes payment of the Exercise Price to the Company as determined by the Option.



                                                  ------------------------------

                                   Exhibit B
                                   ---------

                             Employment Agreement
                               See Exhibit 10.9